SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

                               (Amendment No. __)

                           Filed by the Registrant |X|
                   Filed by a Party other than the Registrant |_|

                           Check the appropriate box:

|_|   Preliminary Proxy Statement

|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

|_|   Definitive Proxy Statement

|X|   Definitive Additional Materials

|_|   Soliciting Material Under Rule 14a-12

                        Seligman High Income Fund Series
                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies: ____

      (2)   Aggregate number of securities to which transaction applies: _______

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): _____

      (4)   Proposed maximum aggregate value of transaction: __________

      (5)   Total fee paid: __________

|_|   Fee paid previously with preliminary materials:

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)   Amount Previously Paid: __________

      (2)   Form, Schedule or Registration Statement No.: __________

      (3)   Filing Party: __________

      (4)   Date Filed: __________

                                     [LOGO]

                        SELIGMAN HIGH INCOME FUND SERIES

                   SELIGMAN U.S. GOVERNMENT SECURITIES SERIES
                         SELIGMAN HIGH-YIELD BOND SERIES
                    100 PARK AVENUE, NEW YORK, NEW YORK 10017

                              IMPORTANT PROXY NEWS
                         SPECIAL MEETING OF SHAREHOLDERS
                          ADJOURNED TO OCTOBER 24, 2005

Dear Shareholder:

We are writing to inform you that the Special Meeting of Shareholders of the Seligman U.S. Government Securities Series and Seligman High-Yield Bond Series, which was originally scheduled for September 27, 2005, has been adjourned due to a lack of investor response. This meeting is now scheduled for October 24, 2005 at 2:30 p.m. at 100 Park Avenue, New York, NY 10017. Our records still indicate that we have not received your voting instructions.

                             YOUR VOTE IS IMPORTANT!

Shareholders are being asked to elect ten Trustees and to ratify the selection of Deloitte & Touche LLP as auditors for 2005. In addition, shareholders of each of the Funds are separately being asked to act on proposals (i) to amend each Fund's investment objective and eliminate a fundamental policy and (ii) to amend or eliminate certain fundamental investment restrictions. After careful review, the Board of Trustees has unanimously recommended that shareholders vote to approve the proposals applicable to them. We urge you to act promptly in order to allow us to obtain a sufficient number of votes, avoid the cost of additional solicitation, and the possibility of another meeting adjournment.

Your vote is important no matter how many shares you own. In order for your vote to be represented, we must receive your instructions by October 24, 2005.

For your convenience, please utilize one of the easy methods below to register your vote:

1. By Phone. Please call Computershare Fund Services toll-free at
1-866-346-5586. Representatives are available to take your vote Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m. Eastern Time. Please have your proxy card and control number handy.

2. By Touch-tone Phone. Dial the toll-free number found on your proxy card and follow the simple instructions.

3. By Internet. Visit www.proxyweb.com and enter the 14 digit control number located on your proxy card.

4. By Mail. Simply return your executed proxy in the enclosed postage paid envelope.

Please try to utilize either option 1, 2, or 3 to register your vote so it may be received in time for the meeting.

                    WE NEED YOUR HELP. PLEASE VOTE TODAY!

                                     [LOGO]

                        SELIGMAN HIGH INCOME FUND SERIES

                   SELIGMAN U.S. GOVERNMENT SECURITIES SERIES
                         SELIGMAN HIGH-YIELD BOND SERIES
                    100 PARK AVENUE, NEW YORK,NEW YORK 10017

                              IMPORTANT PROXY NEWS
                         SPECIAL MEETING OF SHAREHOLDERS
                          ADJOURNED TO OCTOBER 24, 2005

Dear Shareholder:

We are writing to inform you that the Special Meeting of Shareholders of the Seligman U.S. Government Securities Series and Seligman High-Yield Bond Series, which was originally scheduled for September 27, 2005, has been adjourned due to a lack of investor response. This meeting is now scheduled for October 24, 2005 at 2:30 p.m. at 100 Park Avenue, New York, NY 10017. Our records still indicate that we have not received your voting instructions.

                             YOUR VOTE IS IMPORTANT!

Shareholders are being asked to elect ten Trustees and to ratify the selection of Deloitte & Touche LLP as auditors for 2005. In addition, shareholders of each of the Funds are separately being asked to act on proposals (i) to amend each Fund's investment objective and eliminate a fundamental policy and (ii) to amend or eliminate certain fundamental investment restrictions. After careful review, the Board of Trustees has unanimously recommended that shareholders vote to approve the proposals applicable to them. We urge you to act promptly in order to allow us to obtain a sufficient number of votes, avoid the cost of additional solicitation, and the possibility of another meeting adjournment.

Your vote is important no matter how many shares you own. In order for your vote to be represented, we must receive your instructions by October 24, 2005.

For your convenience, please utilize one of the easy methods below to register your vote:

1. By Phone. Please call Computershare Fund Services toll-free at
1-866-346-5586. Representatives are available to take your vote Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m. Eastern Time. Please have your proxy card and control number handy.

2. By Touch-tone Phone. Dial the toll-free number found on your proxy card and follow the simple instructions.

3. By Internet. Visit www.proxyvote.com and enter the 12 digit control number located on your proxy card.

4. By Mail. Simply return your executed proxy in the enclosed postage paid envelope.

Please try to utilize either option 1, 2, or 3 to register your vote so it may be received in time for the meeting.

                    WE NEED YOUR HELP. PLEASE VOTE TODAY!